                                                               Exhibit (h)(4)(x)

                                 AMENDMENT NO. 1
                                     TO THE
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT

        Amendment No. 1, dated as of May 2, 2003 ("Amendment"), to the Amended and Restated Participation Agreement dated as of July 15, 2002 ("Agreement"), by and among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, AXA Distributors, LLC and AXA Advisors, LLC. (collectively, the "Parties").

        The Parties hereby agree that Schedule B to the Agreement is replaced in its entirety by the schedule attached hereto entitled "Schedule B".

        Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

EQ ADVISORS TRUST                      THE EQUITABLE LIFE ASSURANCE
                                       SOCIETY OF THE UNITED STATES


By: /s/ Steven M. Joenk                By: /s/ Peter D. Noris
    ----------------------------           -------------------------------------
    Name:  Steven M. Joenk                 Name:  Peter D. Noris
    Title: President                       Title: Executive Vice President and
                                                  Chief Investment Officer

AXA DISTRIBUTORS, LLC                  AXA ADVISORS, LLC


By: /s/ Jeffrey McGregor               By: /s/ John Lefferts
    ----------------------------           -------------------------------------
    Name:  Jeffrey McGregor                Name:  John Lefferts
    Title: President                       Title: President and Chief Executive
                                                  Officer

                                   SCHEDULE B

       AMENDMENT NO. 1 TO THE AMENDED AND RESTATED PARTICIPATION AGREEMENT

                                  PORTFOLIOS OF
                     EQ ADVISORS TRUST CLASS IA AND CLASS IB

EQ/Alliance Common Stock Portfolio                                EQ/Capital Guardian U.S. Equities Portfolio

EQ/Aggressive Stock Portfolio                                     EQ/Evergreen Omega Portfolio
(fka Alliance Aggressive Stock Portfolio)
                                                                  EQ/FI Mid Cap Portfolio
EQ/Equity 500 Index Portfolio
(fka Alliance Equity Index Portfolio)                             EQ/FI Small/Mid Cap Value Portfolio
                                                                  (fka Warburg Pincus Small Company Value Portfolio)
EQ/Alliance Growth and Income Portfolio
                                                                  EQ/Janus Large Cap Growth Portfolio
EQ/High Yield Portfolio
(fka EQ/Alliance High Yield Portfolio)                            EQ/J.P. Morgan Core Bond Portfolio
                                                                  (fka JPM Core Bond Portfolio)
EQ/Alliance Intermediate Government Securities Portfolio
                                                                  EQ/Lazard Small Cap Value Portfolio
EQ/Alliance International Portfolio
                                                                  EQ/Marsico Focus Portfolio
EQ/Money Market Portfolio
                                                                  EQ/Mercury Basic Value Equity Portfolio
EQ/Alliance Quality Bond Portfolio                                (fka Merrill Lynch Basic Value Equity Portfolio)

EQ/Alliance Small Cap Growth Portfolio                            EQ/MFS Emerging Growth Companies Portfolio

EQ/Alliance Premier Growth Portfolio                              EQ/MFS Investors Trust Portfolio
                                                                  (fka EQ/MFS Investors Growth Portfolio)
EQ/Alliance Technology Portfolio
                                                                  EQ/Emerging Markets Equity Portfolio
                                                                  (fka EQ/Morgan Stanley Emerging Markets Equity Portfolio)
EQ/Bernstein Diversified Value Portfolio
                                                                  EQ/Putnam Growth & Income Value Portfolio
EQ/Balanced Portfolio
(fka Alliance Balanced Portfolio)                                 EQ/Putnam International Equity Portfolio

EQ/Calvert Socially Responsible Portfolio
                                                                  EQ/Putnam Voyager Portfolio
                                                                  (fka EQ/Putnam Investors Growth Portfolio)
EQ/Capital Guardian International Portfolio
                                                                  EQ/Small Company Index Portfolio
                                                                  (fka BT Small Company Index Portfolio)
EQ/Capital Guardian Research Portfolio